Core Scientific Appoints Mark Adams to Board of Directors Proven Technology Executive Brings Track Record of Scaling and Transforming Global Businesses MIAMI, Florida, July 29, 2026 – Core Scientific, Inc. (Nasdaq: CORZ) (“Core Scientific” or the “Company”), a leader in digital infrastructure for high-density colocation (“HDC”), today announced the appointment of Mark W. Adams to its Board of Directors, effective immediately. With the addition of Mr. Adams, Core Scientific’s Board will expand to seven directors. Mr. Adams brings over three decades of technology leadership experience across the AI infrastructure, semiconductors, storage, digital media, and enterprise hardware industries. Most recently, he served as President and Chief Executive Officer of Penguin Solutions, Inc. (formerly SMART Global Holdings, Inc.) from 2020 until 2026. During his tenure, he led the company through a multi-year repositioning toward AI infrastructure solutions, including memory solutions and IT services serving enterprise and hyperscale customers. Prior to Penguin, Mr. Adams spent ten years at Micron Technology, Inc., where he held a series of senior leadership roles, including serving as President for four years. Mr. Adams currently serves on the boards of directors of Seagate Technology Holdings Public Limited Company, where he has served as a director since 2024, and Cadence Design Systems, Inc., where he has served as a director since 2015. Mr. Adams holds an MBA from Harvard University and a B.A. from Boston College. “Mark brings an exceptional combination of technology leadership and operational expertise to our Board,” said Adam Sullivan, Chief Executive Officer of Core Scientific. “Throughout his career, he has successfully scaled complex global businesses, led strategic transformations and helped companies capitalize on shifts in demand for computing infrastructure. His deep experience across AI infrastructure, semiconductors and data storage will be highly relevant as we continue expanding our high-density data center platform and strengthening our foundation for growth." “Core Scientific is operating at the forefront of the AI infrastructure market, developing the critical capacity needed to support the growth of advanced computing,” said Mark Adams. “I am excited to join the Board and support the important work already underway to expand the Company’s platform, deepen customer relationships and deliver durable value for shareholders.”

-more- About Core Scientific, Inc. Core Scientific is a leader in designing, building and operating large scale, purpose-built data centers for high-density colocation (“HDC”) services. Core Scientific operates facilities for high-density colocation services serving artificial intelligence-related (“AI”) workloads and is a premier provider of digital infrastructure and services to its third- party customers. The majority of the Company's revenue is derived from high-density colocation services, with the remainder derived from earning digital assets for the Company's own account and from digital asset mining hosting services. The Company is in the process of repurposing its remaining mining facilities to support its high-density colocation services business as circumstances allow. Core Scientific’s facilities are located in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1) and Texas (4). To learn more, visit www.corescientific.com. Special Note Regarding Forward-Looking Statements This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Forward- looking statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s ability to scale and grow its business, successfully complete construction of its data centers, source sufficient electrical energy, necessary long lead infrastructure components, supplies and equipment, the advantages and expected growth of the Company, the Company’s ability to source and retain talent, and our ability to source and consummate acquisitions of entities holding suitable land and power. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Part I. Item 1A. — “Risk

-end- Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q, and the Company’s other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. There may be additional risks that the Company could not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release and should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Please follow us on: https://www.linkedin.com/company/corescientific/ https://twitter.com/core_scientific https://www.youtube.com/@Core_Scientific Investors: ir@corescientific.com Media: press@corescientific.com